Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 799,859,000.00
Previously Paid Amount	0.00
Total Fee Amount	110,460.53
Total Offset Amount	0.00
Net Fee	$ 110,460.53
Final Prospectus	false